Exhibit 10.1

AMENDMENT NO. 2 TO INVESTMENT AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 2 (“Amendment No. 2”), dated as of September 22, 2024, to the Investment and Investor Rights Agreement, dated as of September 20, 2023 (the “Original Investment Agreement”, as amended by Amendment No. 1 thereto, dated as of November 15, 2023 (“Amendment No. 1”), and as supplemented by the several Joinders thereto, dated November 15, 2023 (collectively, the “Investment Agreement Joinders”), collectively the “Investment Agreement”), by and among Wheels Up Experience Inc., a Delaware corporation (the “Company”), and the entities listed on Schedule A to the Investment Agreement (each, an “Investor” and collectively, the “Investors”), is made and entered into by and between the Company and the Investors listed on the signature pages hereto. Capitalized terms used herein without definition have the meanings assigned to them in the Investment Agreement.

W I T N E S S E T H:

WHEREAS, Section 8.03(b) of the Investment Agreement permits the amendment of the Investment Agreement provided such amendment is in writing and signed by each of the Parties to the Investment Agreement affected by such amendment; and

WHEREAS, the Investors and the Company desire to amend the Investment Agreement as set forth in this Amendment No. 2.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             The Investment Agreement is hereby amended by deleting Section 6.06(a) in its entirety and replacing with the following:

(a)

(i)	(A) For the period beginning on the date of issuance of Shares under this Agreement until September 20, 2024 (the “Initial Restricted Period”), no Investor shall Transfer or permit the Transfer of any or all of its or its Affiliates’ Shares, except to one or more of its Permitted Transferees; and (B) during the period beginning immediately upon the end of the Initial Restricted Period until September 20, 2025 (the “Extended Restricted Period” and, together with the Initial Restricted Period, the “Restricted Period”), (y) each Additional Investor shall not Transfer or permit the Transfer of 72.5% of the number of Shares originally issued to the Additional Investor or its Affiliates, except to one or more of its Permitted Transferees, and (z) none of Delta, CK Opps I or Cox (collectively, the “Initial Investors”) shall Transfer or permit the Transfer of any or all of their Shares or respective Affiliates’ Shares, except to one or more of their respective Permitted Transferees. Upon the expiration of the Extended Restricted Period, all Shares held by the Investors shall cease to be subject to the restrictions set forth in this Section 6.06(a); provided, however, that such Shares shall continue to be subject to all other provisions applicable to the Shares as set forth in this Agreement. The use of “Restricted Period” in Section 6.06(b) shall mean (i) the Initial Restricted Period, with respect to the Transfer of Additional Investor Unrestricted Shares (as defined herein), and (ii) the Extended Restricted Period, for the Transfer of all Shares other than the Additional Investor Unrestricted Shares.

(ii)	Subject to compliance with the other provisions of this Agreement, during the Extended Restricted Period, each Additional Investor shall be permitted to Transfer or permit the Transfer of up to 27.5% of the number of Shares originally issued to the Additional Investor or its Affiliates (collectively such Shares, the “Additional Investor Unrestricted Shares”) by or to any Selected Broker (as defined herein) on an agency or principal basis at a price per share of Common Stock of not less than the Minimum Price (as defined herein). “Minimum Price” shall mean $1.50 per share of Common Stock; provided, however, that if during the Extended Restricted Period the Company consummates any issuance and sale of Common Stock in a public offering (a “Qualified Offering”) or pursuant to any at-the-market offering program (an “Equity Distribution Program”) at a price per share of Common Stock of less than $1.50, the Minimum Price shall be reduced to the price per share of Common Stock sold by the Company in such Qualified Offering (as set forth in any final prospectus or final prospectus supplement filed by the Company with the SEC for such public offering) or Equity Distribution Program (upon prompt written notice by the Company to each Additional Investor that a sale of Common Stock pursuant to such Equity Distribution Program has been executed at a price per share of Common Stock below the then applicable Minimum Price). Upon the occurrence of a stock split, reverse stock split, stock dividend, spin-off, rights offering or similar event with respect to the Common Stock, all numbers of shares of Common Stock and prices per share of Common Stock referenced in this Agreement shall be adjusted.

(iii)	Prior to any Transfers of Additional Investor Unrestricted Sales to any third-party during the Extended Restricted Period, the Additional Investors, at their sole cost and expense, shall select one or more registered broker-dealer(s) (each, a “Selected Broker”) through which the Additional Investors will facilitate any Transfer of Additional Investor Unrestricted Shares during the Extended Restricted Period and the Additional Investors shall not Transfer any Additional Investor Unrestricted Shares during the Extended Restricted Period other than through any such Selected Broker. If the Company determines, in its reasonable discretion, that any Additional Investor’s use of a Selected Broker represents a conflict with any activity or proposed activity by the Company involving such Selected Broker, the Additional Investors shall select one or more different Selected Broker(s) through which such Transfers will be facilitated through the end of the Extended Restricted Period. For each monthly anniversary of the Initial Restricted Period during the Extended Restricted Period, each Additional Investor shall provide to the Company, not later than 5 Business Days after the end of such calendar month, a monthly transaction report with respect to any Transfers of Additional Investor Unrestricted Shares by the Additional Investors or their respective Affiliates to a Selected Broker during the applicable calendar month in arrears.

(iv)	Following the end of the Initial Restricted Period, the Company shall promptly cooperate in good faith with the Additional Investors, the transfer agent and registrar for the Common Stock (the “Transfer Agent”), and any Selected Broker to remove any restrictive legends applicable to all of the Additional Investor Unrestricted Shares to facilitate a Transfer to such Additional Investor’s Permitted Transferee or a Selected Broker’s account at the Depository Trust Company, and based upon such Additional Investor complying with any applicable representations and covenants required by the Transfer Agent for the Common Stock with respect to removal of such legends. Upon the expiration of the Extended Restricted Period, the Company shall cooperate in good faith with the Investors, the Transfer Agent and any registered broker-dealer(s) designated by any Investor to remove any restrictive legends applicable to the Shares to facilitate a Transfer to such Investor’s Permitted Transferee or such registered broker-dealer(s), and based upon such Investor complying with any applicable requirements of the Transfer Agent for the Common Stock with respect to removal of such legends. The Company shall not be obligated to remove any restrictive legends applicable to any Shares held by any Investor until such time that any such Shares cease to be subject to the Initial Restricted Period or Extended Restricted Period, as applicable. Each Investor agrees and consents to the entry of stop transfer instructions with the Transfer Agent for the Shares relating to the Transfer, sale or disposal, or purported Transfer, sale or disposal, of such Investor’s Shares in violation of any provision of this Agreement.

(v)	Subject to the other provisions of this Agreement, nothing in this Section 6.06(a) shall prohibit any Investor from establishing a trading plan intended to comply with the requirements of Rule 10b5-1 promulgated under the Exchange Act (each, a “Rule 10b5-1 Trading Plan”) during the Restricted Period; provided, however, that the effectiveness or application of such Rule 10b5-1 Trading Plan shall not result in the Transfer, sale or other disposal of Shares in violation of any provision of this Agreement.

(vi)	In consideration for the provisions set forth in this Section 6.06(a), the Company and the Initial Investors agree that they will not amend the Registration Rights Agreement or Loan Documents (as defined in the Credit Facility) in a manner that adversely affects any Additional Investor (solely in such Additional Investor’s capacity as a Holder (as defined in the Registration Rights Agreement) or Lender (as defined in the Credit Facility) under the Credit Facility), as applicable, in a manner that is materially different from the other Holders (as defined in the Registration Rights Agreement) or Lenders (as defined in the Credit Facility), for so long as such Additional Investor shall hold any Registrable Securities (as defined in the Registration Rights Agreement), with respect to the Registration Rights Agreement, or any Commitments or Loans (as each term defined in the Credit Facility), with respect to the Loan Documents (as defined in the Credit Facility), as applicable.

2.             Miscellaneous.

a.	The Minimum Price set forth herein has been determined solely for the purposes set forth in this Amendment No. 2 as of the date hereof, and is intended by the contracting parties to provide for the orderly sale of the Additional Investor Unrestricted Shares by the Additional Investors from time to time, is intended solely for the benefit of the parties to this Amendment No. 2, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to other of the Company’s investors. Such other Company investors are not third-party beneficiaries of this Amendment No. 2 and should not rely on the Minimum Price as indicative of any view of the value of the price per share of Common Stock or of the Company.

b.	The Investment Agreement remains in full force and effect and nothing in this Amendment No. 2 shall otherwise affect any other provision of the Investment Agreement or the rights and obligations of the parties. Sections 8.07 (Governing Law; Jurisdiction), 8.08 (Specific Enforcement), 8.09 (Waiver of Jury Trial), 8.10 (Execution in Counterparts) and 8.12 (Investors Not a Group) of the Investment Agreement are incorporated herein by reference, mutatis mutandis. This Amendment No. 2, together with the Original Investment Agreement, Amendment No. 1 and the Investment Agreement Joinders shall supersede and replace all prior agreements, promises, and understandings between the parties regarding the subject matter contained in this Amendment No. 2. In the event of any conflict between this Amendment No. 2 and any other agreements or documents described herein, the terms of this Amendment No. 2 shall govern and prevail.

(Signature Page Follows; Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Investment and Investor Rights Agreement as of the date first above written.

WHEELS UP EXPERIENCE INC.

By:	/s/ George Mattson
Name:	George Mattson
Title:	Chief Executive Officer

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)

DELTA AIR LINES, INC.

By:	/s/ Kenneth W. Morge II
Name:	Kenneth W. Morge II
Title:	Senior Vice President- Finance & Treasurer

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)

CK WHEELS LLC

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

By:	/s/ Tom LaMacchia
Name:	Tom LaMacchia
Title:	Authorized Signatory

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)

COX INVESTMENT HOLDINGS LLC
(f/k/a Cox Investment Holdings, Inc.)

By:	/s/ Deborah Lucy
Name:	Deborah Lucy
Title:	Assistant Secretary

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)

PANDORA SELECT PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)

KORE AIR LLC

By:	/s/ J. Gary Kosinski
Name:	J. Gary Kosinski
Title:	Director

(Signature page to Amendment No. 2 to Investment and Investor Rights Agreement)